EXHIBIT 10.2
                                                                    ------------





                                    AMENDMENT

                                       TO

                          SECURITIES EXCHANGE AGREEMENT



                                  BY AND AMONG

                          DEEPFIELD TECHNOLOGIES, INC.,

                             BEIJING SINO-US JINCHE

                   YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED

                                       AND

                  THE JOINT VENTURE PARTICIPANTS NAMED HEREIN.






JANUARY 12, 2006

The parties agree to amend the document as noted herein, and further agree to have counsel conform the Securities Exchange Agreement to incorporate such changes.

1. All references to the Proxy Statement shall be deleted. Deep Field shall instead file an Information Statement or such other filing as may be required by law.

2. The number of shares of Deep Field outstanding as of the date of execution of the agreement shall be 20,513,894 shares. The number of shares to be issued to the JV participants shall be 116,245,399. The total shares outstanding immediately after the consummation of the transaction contemplated herein shall be 136,759,293.

     IN WITNESS WHEREOF, the parties have executed and delivered this Securities Exchange and Merger Agreement as of the date first written above.

DFT:

DEEP FIELD TECHNOLOGIES INC.

Signed:
        -------------------------------------------
Printed name: Mark Meller
Title: President and Chief Executive Officer:

Company:

BEIJING SINO-US JINCHE YINGANG AUTO
TECHNOLOGICAL SERVICES LIMITED

Signed:
        -------------------------------------------
Printed name:
Title:

JV Participants:

Signed:
        -------------------------------------------
Printed name: Wang Shanhui

Signed:
        -------------------------------------------
Printed name: Pang Liyong

Signed:
        -------------------------------------------
Printed name: Ren Bing


CHUEN KIN QUEK

MAYFLOWER AUTO GROUP LLC

Signed:
        -------------------------------------------
Printed name:
Title: